Loans receivable, net (Loans Receivable Maturity Due) (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Loans receivable, net
2022	$ 2,446
2023	3,723
2024	4,465
2025	2
Total loans receivable, net	$ 10,636	$ 23,717